SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 14, 2005


                         Commission file number 0-14061


                             STEEL TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

           Kentucky                                        61-0712014
   (State or other jurisdiction of                     (I.R.S. Employer
    incorporation or organization)                    Identification No.)

                 15415 Shelbyville Road, Louisville, KY   40245
               (Address of principal executive offices) (Zip Code)

                                 (502) 245-2110
              (Registrant's telephone number, including area code)

                                 Not applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD

On October 14, 2005, Steel Technologies Inc. issued a press release announcing it has signed a formal letter of intent to secure land and plans to construct and operate a new steel processing facility in Juarez, Mexico. The initial $8.5 million facility will be strategically located to serve the fast growing manufacturing base in the Juarez area. The new operation is expected to start-up in the latter half of 2006 and will include world-class steel processing equipment and rail capabilities. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits

Exhibit No.               Description of Exhibit


  99.1 Press release issued by Steel Technologies on October 14, 2005, announcing plans for new steel processing facility in Mexico




SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEEL TECHNOLOGIES INC.
    (Registrant)




By   /s/ Joseph P. Bellino
     ---------------------
        Joseph P. Bellino
        Chief Financial Officer


Dated:  October 14, 2005

                                  EXHIBIT 99.1

                                  NEWS RELEASE

     Contact: Bradford T. Ray               Joseph P. Bellino
              Chief Executive Officer       Chief Financial Officer
              502/245-2110                  502/245-2110



                       STEEL TECHNOLOGIES ANNOUNCES PLANS
                   FOR NEW STEEL PROCESSING FACILITY IN MEXICO


LOUISVILLE, Ky. (October 14, 2005) - Steel Technologies Inc. (NASDAQ/NM: STTX) today announced it has signed a formal letter of intent to secure land as part of its plan to construct and operate a new steel processing facility in Juarez, Mexico. The initial $8.5 million facility will be strategically located to serve the fast-growing manufacturing base in the Juarez area. The new operation is expected to start up in the latter half of 2006 and will include world-class steel processing equipment and rail capabilities.

     This announcement was made jointly at a recent press conference by Alejandro Cano, Secretary of Industrial Development for the state of Chihuahua, and Carlos von Rossum G., General Director for Steel Technologies de Mexico.

     "The addition of the Juarez location adds to the network of operations Steel Technologies has in Mexico," said Mr. von Rossum. "In addition to the Juarez facility, we have processing centers in Monterrey and Matamoros, complemented by distribution centers in Puebla and Querertaro. Since our original investment in Mexico in 1994, we have developed a leadership position in value-added steel processing in this growing market."

     "We are extremely pleased to announce this new facility in Mexico as we continue strategically to build our North American platform," said Bradford T. Ray, Chairman and Chief Executive Officer of Steel Technologies.

     Steel Technologies processes flat-rolled steel to specific thickness, width, temper, finish and shape requirements for automotive, appliance, lawn and garden, office furniture, agriculture, railcar, construction, hardware, and consumer goods. The Company has 20 facilities, including its joint-venture operations, located throughout the United States and Mexico. More information about the Company may be found on the World Wide Web at www.steeltechnologies.com.

     Statements contained in this release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties (contained in the Company's SEC filings), which could cause actual results to differ materially from those projected. SEC filings may be obtained from the SEC or by contacting the Company.



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